Guggenheim Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement dated July 29, 2026

to the currently effective Class A, Class C, Institutional Class and Class P shares Guggenheim

Funds Trust Summary Prospectus dated January 31, 2026, as supplemented from time to time, for

Guggenheim Core Bond Fund (the “Fund”)

This supplement provides new and additional information beyond that contained in the Summary

Prospectus and should be read in conjunction with the foregoing document.

Effective July 30, 2026, the Fund’s non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in particular investments (its “80% Investment Policy”), is being modified in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended. The changes to the Fund’s 80% Investment Policy are not expected to materially impact the manner in which the Fund is managed.

Effective July 30, 2026, the Fund’s Summary Prospectus is revised as follows:

The following replaces in its entirety the first sentence of the first paragraph under the heading “Principal Investment Strategies” in the Fund’s Summary Prospectus:

In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in core bonds. Core bonds are investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality).

Please retain this supplement for future reference.

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